UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund

(Class A: AFNAX)

(Class C: AFYCX)

(Class I: AFNIX)

ANNUAL REPORT

JUNE 30, 2022

AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	35

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Bahl & Gaynor Income Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 855.593.5150 I 609.853.2962 Fax: 609.853.2961 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund

Annual Shareholder Letter: June 30, 2022

To the Shareholders and Directors of the AAM/Bahl & Gaynor Income Growth Fund:

The AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) Class A, Class C, and Class I returned -4.02% (-9.30% net of load), -4.72%, and -3.77%, respectively for the Fund’s Fiscal Year ending June 30, 2022. Over the same period, the Standard & Poor’s 500 Index1 (S&P 500) decreased -10.62%. Please see more complete information below.

The Fund’s large-cap core approach seeks to provide current income that consistently rises. The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings, and dividends in a variety of economic environments.

The Fund is managed by its Sub-Advisor, Bahl & Gaynor Investment Counsel, Inc. (Bahl & Gaynor), to achieve three long-term goals that are listed below in order of priority:

1.	Current and Growing Income,

2.	Downside Protection, and;

3.	Long-term Capital Appreciation

Generating current and growing income is the first priority of the Fund. This objective is achieved by adhering to minimum yield guidelines for investment, a diversification policy regarding per-security income contribution and a commitment to investing in dividend growth companies. The Fund may only invest in dividend-paying companies with a current yield of 2.0% or greater at the time of investment. This allows the Fund to provide an attractive level of current income in addition to a growing income stream over time. Diversification of the income stream is an important consideration in the Fund’s management because it attempts to reduce the risk of income disruption, especially in times of market stress. Bahl & Gaynor will not allow an individual holding to represent more than 6.0% of the Fund’s overall income. Finally, the Fund seeks to invest only in companies possessing the wherewithal and propensity to grow dividend payments sustainably over time.

As a secondary objective, and in support of the primary objective, the Fund seeks to provide downside protection by investing in a diversified selection of high-quality companies. High-quality companies tend to be viewed as safe havens by investors in times of market turmoil. Although there is no single metric that can determine quality, high-quality companies tend to possess durable and defensible competitive advantages, are typically overseen by skilled management teams, exhibit consistent revenue and earnings growth, employ leverage judiciously and balance various forms of capital allocation simultaneously (e.g. capital expenditures, acquisitions, share repurchases, and dividends) to maximize shareholder value. Bahl & Gaynor believes the downside protection priority of the Fund can be achieved, in large part, by successfully fulfilling the Fund’s primary objective of delivering current and growing income. Dividend-growth companies tend to also exhibit many characteristics of high-quality companies mentioned above. Further, the Fund focuses on maintaining a diversified portfolio to help reduce volatility of returns and reduce the risk of a permanent impairment of capital.

Finally, and although future performance cannot be guaranteed, if the Fund successfully achieves its first two objectives, the third objective of long-term capital appreciation should follow over the course of a full market cycle. Investors should understand that the high-quality approach employed by the Fund rarely leads to outperformance during strong market uptrends, in speculative markets, and in markets where low-quality investments are favored. Because of this, Bahl & Gaynor takes a long-term view in evaluating performance metrics and is careful to frame the Fund’s performance in terms of the amount of risk taken to deliver returns. Therefore, the Fund seeks to deliver favorable risk-adjusted returns over a full market cycle.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Several other portfolio construction considerations are listed below before advancing to a discussion of the Fund’s performance against its prioritized objectives during the recently ended Fiscal Year:

●	The Fund will only invest in individual company common stock, as Bahl & Gaynor does not wish to make asset allocation decisions on behalf of Fund investors. The Fund will not invest in bond, convertible, exchange traded fund (ETF), option, preferred stock or master limited partnership (MLP) securities;

●	The Fund will typically hold between 35 and 50 individual company common stock securities. As of the end of the Fiscal Year, the Fund held 44 common stock securities;

●	The Fund seeks to invest in the common stock of companies with a market capitalization exceeding $1.0 billion at the time of investment;

●	The Fund seeks to remain fully invested at all times. Therefore, cash is a purely frictional holding and generally represents between 1.0% and 3.0% of Fund assets at any given time.

Performance Discussion

Performance discussions concerning the Fund are structured to acknowledge the prioritized Fund objectives: current and growing income, downside protection and price appreciation adjusted for risk. Further, the performance of various dividend yield and quality tranches within the Fund’s S&P 500 benchmark are useful in characterizing the investment environment prevalent during a performance evaluation period.

Fund Objective #1: Current and Growing Income

During the Fiscal Year, the Fund delivered growth in portfolio income (cash dividends received) of approximately +13.4%. It should be noted that this figure is not merely an average of the dividend increases announced among Fund holdings. Rather, it is what Bahl & Gaynor believes to be the closest approximation of portfolio-level income growth a Fund investor would experience throughout the Fiscal Year. Further, the Fund delivered material purchasing power accretion relative to inflation, which was a major investor concern during the Fiscal Year and advanced +9.0% as measured by the Bureau of Labor Statistics Consumer Price Index (CPI) for Urban Consumers, seasonally adjusted.

Over the last three Fiscal Years, on an annualized basis, the Fund has grown portfolio income +9.1% annually, versus CPI growth of +5.0% annually. This period encompasses the entirety of the COVID-19 pandemic and demonstrates Bahl & Gaynor’s commitment to managing the Fund for sustainable income growth, relative to inflationary forces. As investors grow increasingly concerned with the prospect of economic recession in future years, Bahl & Gaynor remains committed to managing the Fund to produce a sustainably growing dividend income stream.

Fund Objective #2: Downside Protection

Protecting capital in falling markets is the secondary objective of the Fund. The Fiscal Year just ended produced rising levels of market volatility; this volatility is generally favorable to Bahl & Gaynor’s high-quality approach.

As stated in the review of the Fund’s primary objective, investors are growing increasingly concerned with the prospect of economic recession in future years. The dynamics of recession generally focus investors on high-quality investment opportunities. Insofar as the downside protection objective of the Fund prioritizes the avoidance of permanent impairments of Fundholder capital, Bahl & Gaynor remains confident in the quality of Fund holding business models and financial positioning in addressing future downside risk events.

Fund Objective #3: Long-term Capital Appreciation

Bahl & Gaynor believes it is important to discuss performance of the Fund within the context of the strategy’s investable universe, a quality framework, and through traditional attribution analysis given our active management style. The Fund’s investable universe can be approximated as the subset of S&P 500 constituents with a current dividend yield of 2.0% or greater. The performance of this yield tranche is presented below for the Fiscal Year just ended as well as two additional tranches that represent the remaining portions of the S&P 500: companies within the S&P 500 that pay a dividend but yield less than 2.0% and non-dividend companies.

Fiscal Year 2022 S&P 500 Total Return by Dividend Yield Tranche
Dividend Yield Tranche	Fiscal Year 2022
2.0% or greater	+0.25%
0.0% to 2.0%	-8.56%
No Dividend	-29.55%
Total S&P 500	-11.09%
Source: Factset, 2022. Fiscal Year 2022: 7/1/2021 – 6/30/2022.

Fund performance reflected the strong performance of the investable universe and outperformed both the lower-yielding and non-dividend subsets of the S&P 500 during the Fiscal Year. Performance dynamics across these tranches illustrate the distribution of volatility throughout different segments of the market, particularly massive valuation compression in the lower-yielding and non-dividend subsets of the S&P 500. It is worth noting that a significant number of higher-yielding energy companies are represented in Bahl & Gaynor’s investable universe. To the extent that geopolitical conflict has caused many energy commodity prices to rise, the investable universe has benefited. But Bahl & Gaynor reminds investors that the consistency and sustainability of portfolio income growth delivered by the Fund is a valuable feature that an unmanaged basket of higher-yielding companies represented in the investable universe does not provide.

Fiscal Year 2022 S&P 500 Total Return by S&P Quality Ranking Tranche
Dividend Yield Tranche	Fiscal Year 2022
A- or Better	-2.41%
B+ or Worse	-7.97%
Total S&P 500	-11.09%
Source: Factset, 2022. Fiscal Year 2022: 7/1/2021 – 6/30/2022.

A quality lens can also be an important construct through which to view Fund performance. The recently completed Fiscal Year was more constructive for higher-quality assets. This is also not unexpected given investor concerns about recession in coming years and the valuation unwind in lower-yielding and non-dividend subsets of the S&P 500 mentioned above. Fund performance during the recently completed Fiscal Year closely resembled performance of the higher quality subset of market constituents listed above (A- or Better cohort). This cohort tends to benefit in periods of economic uncertainty and market volatility.

As an active manager, Bahl & Gaynor seeks to generate favorable risk-adjusted returns over a full market cycle primarily through security selection driven by our high-quality, dividend growth approach. The tables below depict sector and individual company contribution to total return during the Fiscal Year and are followed by a brief discussion of sector allocation and security selection attribution.

Fiscal Year 2022 Income Growth Sector Contribution
1. Information Technology 2. Communication Services 3. Health Care 4. Consumer Discretionary 5. Utilities 6. Consumer Staples 7. Real Estate 8. Industrials 9. Materials 10. Energy 11. Financials
Note: Figures relative to the S&P 500 index. Source: Bahl & Gaynor and Factset, 2022. Fiscal Year 2022: 7/1/2021 – 6/30/2022.

An underweight sector allocation and company selection in Information Technology was the most accretive element of positioning for the Fund during the Fiscal Year. The Information Technology sector witnessed some of the most severe valuation compression amid rising real interest rates, given the concentration of high valuation constituents in this space. Bahl & Gaynor’s focus on more consistent, profitable, and reasonably valued names provided substantial downside protection amid the overall market drawdown. Further, many companies owned by the Fund continued to produce dividend increases amid broader valuation compression.

An underweight sector allocation in Communication Services was also helpful to performance during the Fiscal Year. The vast majority of constituents in this sector do not pay a dividend, and Bahl & Gaynor illustrated above that this cohort witnessed some of the most sever drawdowns during the Fiscal Year. Much of the dynamics operative in the Information Technology sector translate to the Communication Services space.

Company selection within Health Care was the third-most accretive performance attribute during the Fiscal Year. In the presence of economic growth concerns, Health Care is often viewed as a safe haven based on investor perception of fundamental stability and less economically sensitive demand. Many of the names owned in the Fund, including AbbVie (ABBV), Eli Lilly (LLY), and Merck (MRK) enjoyed valuation stability or expansion in the face of market-level valuation compression during the Fiscal Year. This is partly because starting valuations across many mature pharmaceutical companies within Health Care were low. As economic and market volatility continues, Bahl & Gaynor will remain focused on the developing fundamental and valuation dynamics of this sector but expects delivery of dividend growth to remain attractive.

Financials were a top-performing sector for the Fund in the prior Fiscal Year (7/1/20-6/30/21). Though the Federal Reserve’s recent actions to cool economic growth via rising policy rates would generally benefit many sector constituents, fears of future economic growth disruption and an anticipatory market drawdown are reflected in challenged sector performance. However, this Fiscal Year, neither Bahl & Gaynor’s overweight sector allocation nor its company selection were rewarded during the year, but we think the sector does remain a source of consistent dividend growth, helpful in achieving the Fund’s primary objective.

The Energy sector has benefited from rising energy commodity prices amid geopolitical conflict. Bahl & Gaynor’s slight underweight sector allocation reflects the challenge of finding high quality, sustainable dividend growth constituents in the sector. Where the Fund has found opportunities, dividend growth has been satisfactory. But the performance headwind created by the sector during the Fiscal Year, Bahl & Gaynor believes, reflects shorter-term energy commodity price fluctuations, rather than durable improvement in constituent fundamentals. Therefore, Bahl & Gaynor remains comfortable with an approximate market weighting, focusing on selectivity within the sector to drive Fund objectives.

The Materials sector, like Energy, tends to be composed of more commodity price-sensitive companies and recent commodity price strength has aided this sector as well. As with Energy, Bahl & Gaynor’s approximate market weight in Materials reflects the scarcity of high quality, sustainable dividend growth opportunities in the sector.

Fiscal Year 2022 Income Growth Top Contributors / Detractors
Top Contributors	Top Detractors
AbbVie (ABBV)	BlackRock (BLK)
Eli Lilly and Company (LLY)	Best Buy (BBY)
Merck (MRK)	JPMorgan Chase (JPM)
Chevron (CVX)	Starbucks (SBUX)
PepsiCo (PEP)	Texas Instruments (TXN)
Source: Bahl & Gaynor, 2022. Fiscal Year 2022: 7/1/2021 – 6/30/2022.

Top Fund holding contributors to relative performance reflect some of the sector-level themes outlined above. As discussed earlier, Health Care is often viewed as a safe haven based on investor perception of fundamental stability and less economically sensitive demand. Many of the sector constituents owned in the Fund, including AbbVie (ABBV), Eli Lilly (LLY), and Merck (MRK), enjoyed valuation stability or expansion in the face of market-level valuation compression during the Fiscal Year. This is partly because starting valuations across many mature pharmaceutical companies within Health Care were low. As economic and market volatility continues, Bahl & Gaynor remains focused on the developing fundamental and valuation dynamics of this sector but expects delivery of dividend growth to remain attractive. During the Fiscal Year, ABBV, LLY, and MRK raised their dividends +8.5%, +15.3%, and +6.2%, respectively – all indications of strong execution and future growth prospects, in our view.

Chevron (CVX), like many Energy sector constituents, benefited from rising energy commodity prices amid geopolitical conflict. The Fund does not own CVX because of any particular forecast of energy commodity price trends. Rather, CVX is viewed as a technology company that is skilled in the exploration and extraction of energy commodities. The company operates with a strong balance sheet – helpful in weathering the wild energy commodity price swings of the pandemic. CVX continues to invest in energy production projects where it has a unique ability to develop. Further, the company maintains its heritage of translating efforts into dividend growth, with a +6.0% increase announced during the Fiscal Year.

PepsiCo (PEP) was a challenged performer last Fiscal Year and this has reversed with increased investor focus on quality, consistency of fundamental results, and valuation. As a leader in the global beverage and snack markets, we think the company maneuvered the pandemic deftly and is benefiting from strong investment in brand and product development. PEP retains an attractive combination of defensive revenue channels (drink/dine at home) and economically leveraged channels (restaurants). This combination should support attractive future dividend growth, which registered at +7.0% during the Fiscal Year.

The Fund’s Financial holdings were beneficiaries of ramping economic activity in the prior Fiscal Year following re-opening from the pandemic. The Federal Reserve’s recent actions to cool economic growth via rising policy rates would generally benefit Fund holding JPMorgan Chase (JPM). But fears of recession and the prospect of rising investment levels (e.g. wage growth for human capital retention) have left investors with a dim outlook for the company. BlackRock (BLK), whose business is very sensitive to capital market fluctuations, was similarly challenged during the Fiscal Year, in sympathy with the overall market drawdown. Bahl & Gaynor believes these near-term performance swings are less indicative of enterprise value stability or expansion. Rather, dividend growth of +11.1% for JPM, and

+18.2% for BLK, convey confidence in future business prospects on the part of each company’s management team and Board.

Starbucks (SBUX) and Best Buy (BBY) are quintessential Consumer Discretionary sector constituents. Both companies operate strong brands and deliver differentiated value to end customers; SBUX in the form of a global chain of efficient and high-quality food and beverage outlets, and BBY with more domestically oriented consumer electronics and services franchise. Unfortunately, as the sector name implies, consumer purchasing habits tend to fluctuate with respect to discretionary income. Bahl & Gaynor views this as a temporary situation and is encouraged by the historical propensity of each company to invest in their brands throughout a downturn. Maintaining consumer attention throughout an economic cycle is a critical capability for a Consumer Discretionary company in preparing for the return of discretionary spending. SBUX delivered a +8.9% dividend increase, and BBY an impressive +25.7% increase during the Fiscal Year.

Texas Instruments (TXN) has been challenged as the semiconductor cycle softened throughout the course of the Fiscal Year. The company operates in an industry with somewhat cyclical end markets, though the company retains the advantage of designing chips for many long-term applications such as manufacturing, consumer electronics, and networking equipment. Importantly, TXN manages its balance sheet such that the company can continue to invest in innovation through challenging phases of the semiconductor cycle. During the course of the Fiscal Year the company outlined a detailed multi-year investment plan that still targets long-term growth of free cash flow-per-share, which drives dividend growth trends. During the Fiscal Year the company raised its dividend +12.7%.

Now that Fund performance has been discussed in detail for the Fiscal Year just ended, Bahl & Gaynor will conclude with a review of portfolio construction. The Fund is managed via a bottom-up, fundamental investment decision-making discipline. As a result, there are no specific requirements for sector or industry exposure, which is reflected in the sector allocation table displayed below. Fund capital is allocated according to the conviction Bahl & Gaynor has in a company’s ability to contribute to the fulfillment of overall Fund objectives: current and growing income, downside protection and capital appreciation – in that order. Bahl & Gaynor will not allocate capital to sectors or industries where investment opportunities do not support achievement of these objectives.

Fund Sector Allocation (as of 6/30/2022)
Information Technology	19.4%
Health Care	14.3%
Financials	13.5%
Consumer Staples	12.0%
Real Estate	8.6%
Consumer Discretionary	8.0%
Utilities	7.7%
Industrials	7.2%
Energy	3.6%
Materials	2.9%
Cash & Equivalents	1.9%
Communication Services	1.0%
Source: Bahl & Gaynor, 2022.

Portfolio diversification is also an important consideration and is illustrated in the top 10 holdings outlined below. Bahl & Gaynor notes that these top 10 holdings are diverse in terms of sector and industry exposure and reflect the Fund’s commitment to adequate diversification, balanced with sufficient weighting, to connote meaningful conviction in a holding’s fundamental investment thesis.

Fund Top 10 Holdings (as of 6/30/2022)
Merck (MRK)	3.85%
AbbVie (ABBV)	3.77%
Broadcom (AVGO)	3.62%
PepsiCo (PEP)	3.55%
Procter & Gamble (PG)	3.46%
Mondelez (MDLZ)	3.30%
NextEra Energy (NEE)	3.13%
PNC Financial (PNC)	2.96%
Truist Financial (TFC)	2.96%
Chevron Corp (CVX)	2.84%
% of Portfolio Value	33.44%
Source: Bahl & Gaynor, 2022. Top ten holdings does not include cash allocation.

Bahl & Gaynor is comfortable with the positioning of the Fund in terms of the opportunities and challenges on the horizon in the coming Fiscal Year. Bahl & Gaynor believes the Fund embodies an ideal strategy for investors who desire income, growth of income, downside protection and less volatile returns over long periods of time.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and midcap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

1The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views in this report were those of Bahl & Gaynor, the Sub-Advisor, as of June 30, 2022, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Definitions: A dividend yield, expressed as a percentage, is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price. Free cash flow is the excess cash that a business has after paying all of the operations and capital expenditures

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

CRN:

AAM/Bahl & Gaynor Income Growth Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares (the Class with the largest net assets), made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class A¹	-4.02%	9.13%	10.05%	07/05/12
Class C²*	-4.72%	8.31%	9.18%	01/31/13
Class I³	-3.77%	9.40%	10.31%	07/05/12
After deducting maximum sales charge Class A¹	-9.30%	7.90%	9.43%	07/05/12
Class C²*	-5.66%	8.31%	9.18%	01/31/13
S&P 500 Index	-10.62%	11.31%	12.93%	07/05/12

*	Class C shares were first offered on January 31, 2013. The performance figures for Class C include the performance for Class I for the periods prior to the inception date of Class C, adjusted for the difference in Class C and Class I expenses. Class C imposes higher expenses than Class I.

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/Bahl & Gaynor Income Growth Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited) - Continued

The Fund’s expense ratios were 1.08%, 1.83%, and 0.83%, for the Class A, Class C, and Class I shares of the Fund, respectively, which were stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83%, and 0.83% of the average daily net assets of the Class A shares, Class C shares and Class I shares of the Fund, respectively. This agreement is in effect until October 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2022

Number of Shares		Value
	COMMON STOCKS — 98.2%
	COMMUNICATIONS — 1.1%
515,655	Comcast Corp., Class A	$20,234,302
	CONSUMER DISCRETIONARY — 8.0%
324,018	Best Buy Co., Inc.	21,122,733
167,492	Home Depot, Inc.	45,938,031
185,463	McDonald's Corp.	45,787,106
550,303	Starbucks Corp.	42,037,646
		154,885,516
	CONSUMER STAPLES — 12.0%
944,843	Keurig Dr Pepper, Inc.	33,437,994
1,026,586	Mondelez International, Inc., Class A	63,740,725
411,745	PepsiCo, Inc.	68,621,422
465,207	Procter & Gamble Co.	66,892,114
		232,692,255
	ENERGY — 3.6%
378,377	Chevron Corp.	54,781,422
179,172	Phillips 66	14,690,312
		69,471,734
	FINANCIALS — 13.5%
74,189	BlackRock, Inc.	45,184,069
254,153	JPMorgan Chase & Co.	28,620,169
311,699	Marsh & McLennan Cos., Inc.	48,391,270
362,532	PNC Financial Services Group, Inc.	57,196,674
1,204,992	Truist Financial Corp.	57,152,770
525,812	U.S. Bancorp	24,197,868
		260,742,820
	HEALTH CARE — 14.3%
338,839	Abbott Laboratories	36,814,857
475,156	AbbVie, Inc.	72,774,893
155,914	Eli Lilly & Co.	50,551,996
473,766	Medtronic PLC[1]	42,520,499
815,707	Merck & Co., Inc.	74,368,007
		277,030,252
	INDUSTRIALS — 7.3%
208,212	Eaton Corp. PLC[1]	26,232,630
137,566	Illinois Tool Works, Inc.	25,071,404
93,565	Lockheed Martin Corp.	40,229,207
267,684	United Parcel Service, Inc., Class B	48,863,037
		140,396,278
	MATERIALS — 2.8%
226,926	Air Products & Chemicals, Inc.	54,571,165

AAM/Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE — 8.6%
134,212	American Tower Corp. - REIT	$34,303,245
289,695	Crown Castle International Corp. - REIT	48,778,844
299,095	Prologis, Inc. - REIT	35,188,527
694,619	Realty Income Corp. - REIT	47,414,693
		165,685,309
	TECHNOLOGY — 19.3%
182,326	Automatic Data Processing, Inc.	38,295,753
144,053	Broadcom, Inc.	69,982,388
1,001,949	Cisco Systems, Inc.	42,723,105
705,143	Corning, Inc.	22,219,056
301,443	Fidelity National Information Services, Inc.	27,633,280
209,153	Microsoft Corp.	53,716,765
250,140	Paychex, Inc.	28,483,442
320,473	QUALCOMM, Inc.	40,937,221
319,532	Texas Instruments, Inc.	49,096,092
		373,087,102
	UTILITIES — 7.7%
187,721	Eversource Energy	15,856,793
781,529	NextEra Energy, Inc.	60,537,236
295,299	Sempra Energy	44,374,581
281,149	WEC Energy Group, Inc.	28,294,835
		149,063,445
	TOTAL COMMON STOCKS
	(Cost $1,458,718,239)	1,897,860,178
	SHORT-TERM INVESTMENTS — 1.7%
32,625,902	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio - Institutional Class 1.34%[2]	32,625,902
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $32,625,902)	32,625,902
	TOTAL INVESTMENTS — 99.9%
	(Cost $1,491,344,141)	1,930,486,080
	Other Assets in Excess of Liabilities — 0.1%	1,428,534
	TOTAL NET ASSETS — 100.0%	$1,931,914,614

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

SUMMARY OF INVESTMENTS

As of June 30, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	19.3%
Health Care	14.3%
Financials	13.5%
Consumer Staples	12.0%
Real Estate	8.6%
Consumer Discretionary	8.0%
Utilities	7.7%
Industrials	7.3%
Energy	3.6%
Materials	2.8%
Communications	1.1%
Total Common Stocks	98.2%
Short-Term Investments	1.7%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2022

Assets:
Investments, at value (cost $1,491,344,141)	$1,930,486,080
Receivables:
Fund shares sold	1,127,373
Dividends and interest	3,056,062
Prepaid expenses	14,941
Total assets	1,934,684,456
Liabilities:
Payables:
Fund shares redeemed	757,670
Advisory fees	1,059,848
Shareholder servicing fees (Note 7)	337,749
Distribution fees - Class A & C (Note 8)	184,037
Fund accounting and administration fees	219,672
Transfer agent fees and expenses	28,836
Custody fees	30,359
Auditing fees	18,972
Trustees' deferred compensation (Note 3)	13,535
Chief Compliance Officer fees	5,268
Trustees' fees and expenses	796
Accrued other expenses	113,100
Total liabilities	2,769,842
Net Assets	$1,931,914,614
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,436,032,078
Total distributable earnings (accumulated deficit)	495,882,536
Net Assets	$1,931,914,614
Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$181,239,247
Number of shares issued and outstanding	8,342,628
Net asset value per share[1]	$21.72
Maximum sales charge (5.50% of offering price)[2]	1.26
Maximum offering price to public	$22.98
Class C Shares:
Net assets applicable to shares outstanding	$175,608,986
Number of shares issued and outstanding	8,175,061
Net asset value per share[3]	$21.48
Class I Shares:
Net assets applicable to shares outstanding	$1,575,066,381
Number of shares issued and outstanding	72,318,279
Net asset value per share	$21.78

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2022

Investment income:
Dividends	$50,882,282
Interest	44,700
Total investment income	50,926,982
Expenses:
Advisory fees	13,684,668
Shareholder servicing fees (Note 7)	1,844,615
Distribution fees - Class A (Note 8)	490,057
Distribution fees - Class C (Note 8)	1,952,156
Fund accounting and administration fees	1,043,851
Transfer agent fees and expenses	122,002
Custody fees	117,005
Registration fees	95,884
Shareholder reporting fees	95,182
Trustees' fees and expenses	21,118
Chief Compliance Officer fees	21,100
Auditing fees	19,399
Miscellaneous	14,863
Legal fees	14,174
Insurance fees	5,917
Total expenses	19,541,991
Advisory fees recovered (waived)	292,067
Net expenses	19,834,058
Net investment income (loss)	31,092,924
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	67,184,827
Total net realized gain (loss) on:	67,184,827
Net change in unrealized appreciation (depreciation) on:
Investments	(173,204,785)
Net change in unrealized appreciation (depreciation)	(173,204,785)
Net realized and unrealized gain (loss)	(106,019,958)
Net Increase (Decrease) in Net Assets from Operations	$(74,927,034)

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$31,092,924	$30,194,254
Net realized gain (loss) on investments	67,184,827	37,317,909
Net change in unrealized appreciation (depreciation) on investments	(173,204,785)	431,879,143
Net increase (decrease) in net assets resulting from operations	(74,927,034)	499,391,306
Distributions to Shareholders:
Distributions:
Class A	(3,272,218)	(2,341,881)
Class C	(1,922,171)	(1,380,592)
Class I	(32,773,906)	(26,452,293)
Total distributions to shareholders	(37,968,295)	(30,174,766)
Capital Transactions:
Net proceeds from shares sold:
Class A	50,705,451	58,120,101
Class C	25,127,879	29,192,906
Class I	359,326,999	473,311,431
Reinvestment of distributions:
Class A	1,929,235	1,503,176
Class C	1,183,176	820,477
Class I	17,638,796	13,347,339
Cost of shares redeemed:
Class A1	(45,446,961)	(47,458,050)
Class C2	(34,916,516)	(45,654,162)
Class I3	(378,094,260)	(549,821,859)
Net increase (decrease) in net assets from capital transactions	(2,546,201)	(66,638,641)
Total increase (decrease) in net assets	(115,441,530)	402,577,899
Net Assets:
Beginning of period	2,047,356,144	1,644,778,245
End of period	$1,931,914,614	$2,047,356,144
Capital Share Transactions:
Shares sold:
Class A	2,142,437	2,798,658
Class C	1,065,936	1,445,515
Class I	15,249,875	23,134,221
Shares reinvested:
Class A	79,491	75,268
Class C	48,771	41,966
Class I	726,435	665,452
Shares redeemed:
Class A	(1,925,331)	(2,296,247)
Class C	(1,495,745)	(2,263,705)
Class I	(15,986,451)	(26,725,303)
Net increase (decrease) in capital share transactions	(94,582)	(3,124,175)

[1]	Net of redemption fee proceeds of $22,937 and $27,797, respectively.
[2]	Net of redemption fee proceeds of $6,813 and $10,684, respectively.
[3]	Net of redemption fee proceeds of $54,405 and $56,415, respectively.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.00	$17.85	$18.68	$16.57	$15.27
Income from Investment Operations:
Net investment income (loss) [1]	0.32	0.30	0.32	0.30	0.28
Net realized and unrealized gain (loss)	(1.21)	5.15	(0.78)	2.12	1.27
Net increase from payments by affiliates (Note 3)	-	-	-	- [2]	-
Total from investment operations	(0.89)	5.45	(0.46)	2.42	1.55

Less Distributions:
From net investment income	(0.31)	(0.30)	(0.30)	(0.31)	(0.25)
From net realized gain	(0.08)	-	(0.07)	-	-
Total distributions	(0.39)	(0.30)	(0.37)	(0.31)	(0.25)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$21.72	$23.00	$17.85	$18.68	$16.57

Total return[3]	(4.02)%	30.83%	(2.55)%	14.76%[4]	10.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$181,239	$185,036	$133,287	$107,286	$78,870

Ratio of expenses to average net assets:
Before fees waived/recovered	1.06%	1.08%	1.07%	1.12%	1.19%
After fees waived/recovered	1.08%	1.08%	1.08%	1.08%	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.36%	1.48%	1.75%	1.71%	1.66%
After fees waived/recovered	1.34%	1.48%	1.74%	1.75%	1.70%
Portfolio turnover rate	12%	16%	16%	14%	16%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.
[4]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[5]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.08% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 1.23%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.76	$17.67	$18.50	$16.43	$15.15
Income from Investment Operations:
Net investment income (loss) [1]	0.14	0.15	0.18	0.17	0.15
Net realized and unrealized gain (loss)	(1.19)	5.09	(0.78)	2.09	1.27
Net increase from payments by affiliates (Note 3)	-	-	-	- [2]	-
Total from investment operations	(1.05)	5.24	(0.60)	2.26	1.42

Less Distributions:
From net investment income	(0.15)	(0.15)	(0.16)	(0.19)	(0.14)
From net realized gain	(0.08)	-	(0.07)	-	-
Total distributions	(0.23)	(0.15)	(0.23)	(0.19)	(0.14)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$21.48	$22.76	$17.67	$18.50	$16.43

Total return[3]	(4.72)%	29.82%	(3.28)%	13.86%[4]	9.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$175,609	$194,729	$164,872	$128,656	$77,347

Ratio of expenses to average net assets:
Before fees waived/recovered	1.81%	1.83%	1.82%	1.87%	1.94%
After fees waived/recovered	1.83%	1.83%	1.83%	1.83%	1.90%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.61%	0.73%	1.00%	0.96%	0.91%
After fees waived/recovered	0.59%	0.73%	0.99%	1.00%	0.95%
Portfolio turnover rate	12%	16%	16%	14%	16%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.
[4]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[5]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.83% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 1.98%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.06	$17.89	$18.73	$16.61	$15.31
Income from Investment Operations:
Net investment income (loss) [1]	0.38	0.36	0.37	0.35	0.32
Net realized and unrealized gain (loss)	(1.21)	5.16	(0.80)	2.12	1.27
Net increase from payments by affiliates (Note 3)	-	-	-	- [2]	-
Total from investment operations	(0.83)	5.52	(0.43)	2.47	1.59

Less Distributions:
From net investment income	(0.37)	(0.35)	(0.34)	(0.35)	(0.29)
From net realized gain	(0.08)	-	(0.07)	-	-
Total distributions	(0.45)	(0.35)	(0.41)	(0.35)	(0.29)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$21.78	$23.06	$17.89	$18.73	$16.61

Total return[3]	(3.77)%	31.19%	(2.36)%	15.07%[4]	10.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,575,066	$1,667,592	$1,346,619	$940,588	$459,756

Ratio of expenses to average net assets:
Before fees waived/recovered	0.81%	0.83%	0.82%	0.87%	0.94%
After fees waived/recovered	0.83%	0.83%	0.83%	0.83%	0.90%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.61%	1.73%	2.00%	1.96%	1.91%
After fees waived/recovered	1.59%	1.73%	1.99%	2.00%	1.95%
Portfolio turnover rate	12%	16%	16%	14%	16%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[5]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.83% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 0.98%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

Note 1 – Organization

AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is current and growing income, secondarily downside protection and thirdly long-term capital appreciation. The Fund currently offers four classes of shares: Class A, Class C, Class T and Class I. The Fund’s Class A and Class I shares commenced operations on July 5, 2012. The Fund’s Class C shares commenced operations on January 31, 2013. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83% and 0.83% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to January 1, 2018, the Fund’s annual operating expense limits were 1.23%, 1.98% and 0.98% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.

For the year ended June 30, 2022, the Advisor recovered $292,067 of its previously waived advisory fees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At June 30, 2022, the amount of these potentially recoverable expenses was $0.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2022 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2022, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2022, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,493,448,724

Gross unrealized appreciation	$490,881,300
Gross unrealized depreciation	(53,843,944)

Net unrealized appreciation/(depreciation)	$437,037,356

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,032,508
Undistributed long-term capital gains	54,826,207
Tax accumulated earnings	58,858,715

Accumulated capital and other losses	-
Unrealized Trustees’ deferred compensation	(13,535)
Unrealized appreciation/(depreciation) on investments	437,037,356
Total accumulated earnings/(deficit)	$495,882,536

The tax character of the distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021, were as follows:

Distributions paid from:	2022	2021
Ordinary income	$30,564,206	$30,174,766
Net long-term capital gains	7,404,089	-
Total distributions paid	$37,968,295	$30,174,766

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The fund utilized $4,712,237 of its capital loss carryforwards during the year ended June 30, 2022. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended June 30, 2022 and June 30, 2021, the Fund received $84,155 and $94,896 respectively.

Note 6 – Investment Transactions

For the year ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were $249,010,335 and $267,874,950, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2022, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to the Fund’s Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended June 30, 2022, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$1,897,860,178	$-	$-	$1,897,860,178
Short-Term Investments	32,625,902	-	-	32,625,902
Total Investments	$1,930,486,080	$-	$-	$1,930,486,080

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Note 12 – New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.”

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Bahl & Gaynor Income Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2022

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2022, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 100.00% as qualified dividend income paid during the year ended June 30, 2022.

Long-Term Capital Gain

The Fund designates $7,404,089 as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustees:
John P. Zader ᵃ* (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 60 portfolios).
Maureen Quill ᵃ** (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust.	4	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Insight Select Income Fund, AAM/HIMCO Short Duration Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.
**	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on March 9-10, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Bahl & Gaynor, Inc. (the “Sub-Advisor”), with respect to the AAM/Bahl & Gaynor Income Growth Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Blend fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2021; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was below the Peer Group and Fund Universe median returns and the S&P 500 Index return by 0.74%, 1.20%, and 3.49%, respectively. The Fund’s annualized total return for the five-year period was below the Peer Group median return by 1.64%, the Fund Universe median return by 2.27%, and the S&P 500 Index return by 4.00%. For the three-year period, the Fund’s annualized total return was below the Peer Group and Fund Universe median returns and the S&P 500 Index return by 4.45%, 5.38%, and 7.24%, respectively. The Trustees considered the Investment Advisor’s assertions that the Fund had delivered on its objectives; that the Fund was expected to underperform in “risk-on” market environments, such as when investor sentiment is optimistic and stocks are generally outperforming bonds; and that the Fund was appropriately positioned to participate in market upside, while able to preserve capital when positioning and market sentiments revert. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the three- and five-year periods.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but higher than the Fund Universe median by 0.07%. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.11% and 0.13%, respectively. The Trustees noted that the Fund’s total expenses were not in the highest quartile of those funds in the Fund Universe. The Trustees also considered the Investment Advisor’s observation that some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses or support lower expense caps.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2021, noting that the Investment Advisor had recouped fees it previously waived for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Bahl & Gaynor, Inc.

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund, which they noted was less than the fee that the Sub-Advisor charges to sub-advise another mutual fund. The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 9-10, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AAM/Bahl & Gaynor Income Growth Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Advisors Asset Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;
●	An overview of market liquidity for the Fund during the Program Reporting Period;
●	The Fund’s ability to meet redemption requests;
●	The Fund’s cash management;
●	The Fund’s borrowing activity, if any, in order to meet redemption requests;
●	The Fund’s compliance with the 15% limit of illiquid investments; and
●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

AAM/Bahl & Gaynor Income Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/22	6/30/22	1/1/22–6/30/22
Class A	Actual Performance	$1,000.00	$857.60	$4.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.48	5.37
Class C	Actual Performance	1,000.00	854.40	8.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.76	9.11
Class I	Actual Performance	1,000.00	858.80	3.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.72	4.12

*	Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.82% and 0.82% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

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AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Bahl & Gaynor, Inc.

255 East Fifth Street, Suite 2700

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162

Privacy Principles of the AAM/Bahl & Gaynor Income Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Bahl & Gaynor Income Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Bahl & Gaynor Income Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2022	FYE 06/30/2021
Audit Fees	$16,100	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2022	FYE 06/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2022	FYE 06/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/08/2022